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                                                                    Exhibit 32.1

                              HEALTHGATE DATA CORP.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of HealthGate Data Corp. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William S. Reece, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2003 (the last date of the period covered by the Report).


                                                   /s/ William S. Reece
                                                   -----------------------------
                                                   William S. Reece
                                                   Chairman of the Board and
                                                   Chief Executive Officer
                                                   March 29, 2004